                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report:  January 15, 1997
               Date of earliest event reported:  January 8, 1997

                               ATLAS CORPORATION
            (Exact name of registrant as specified in its charter)


           DELAWARE                 1-2714       13-5503312
           (State of         (Commission         (IRS Employer
           Incorporation)    File Number)        Identification No.)


                      370 SEVENTEENTH STREET, SUITE 3050
                            DENVER, COLORADO 80202
                   (Address of principal executive offices)


                                 (303)629-2440
             (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

     The news release dated January 8, 1997, a copy of which is attached as
Exhibit 1 hereto, is incorporated herein by reference and made a part hereof.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ATLAS CORPORATION

Date:  January 15, 1997                 By:  /s/ Jerome C. Cain
                                             -----------------------------
                                              Jerome C. Cain
                                              Vice President\Finance & Secretary

                                 EXHIBIT INDEX


Exhibit No.    Description                                  Page No.
-----------    -----------                                  --------

         99    News Release dated January 8, 1997              5